 (Multicurrency—Cross Border) (Swap)

ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of  February 27, 2007

UBS AG (“Party A”)	and

WELLS FARGO BANK, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (“Party B”)

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.

Interpretation

(a)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such

Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master

Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency.  Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Copyright © 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:—

(i)   in the same currency; and

(ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1)   promptly notify the other party (“Y”) of such requirement;

(2)   pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3)   promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

(4)   if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A)   the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B)   the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If: —

(1)   X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2)   X does not so deduct or withhold; and

(3)   a liability resulting from such Tax is assessed directly against X,

then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a)   Basic Representations.

(i)   Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii)   Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii)   No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv)   Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v)   Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)   Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c)   Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)   Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)   Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)   Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a)   Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i)   any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii)   any other documents specified in the Schedule or any Confirmation; and

(iii)   upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)   Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)   Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)   Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1)   Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

(2)   the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(3)   the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii)   Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii)   Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1)   the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2)   the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1)   to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2)   to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

(i)   Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii)   Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii)   Two Afected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv)   Right to Terminate. If: —

(1)   a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2)   an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i)   If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii)   Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i)   Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii)   Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default: —

(1)   First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2)   First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3)   Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the  Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event: —

(1)   One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2)   Two Affected Parties. If there are two Affected Parties: —

(A)   if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B)   if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a)   a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)   a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a)   Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)   Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)   Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d)   Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)   Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

(i)   This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii)   The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g)   Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a)   If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)   Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)   If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i)   if in writing and delivered in person or by courier, on the date it is delivered;

(ii)   if sent by telex, on the date the recipient’s answerback is received;

(iii)   if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv)   if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v)   if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a)   Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b)   Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i)   submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii)   waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)   Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a)   in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)   in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)   in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a)   the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)   such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of  that  which was  (or would have been)  required to be  delivered as  of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

UBS AG	WELLS FARGO BANK, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

By:____/s/ Stephen A. Thacher_________	By:____/s/ Graham M. Oglesby_________
Name: Stephen A. Thacher	Name: Graham M. Oglesby
Title: Director and Counsel	Title: Assistant Vice President
Date: February 27, 2007	Date: February 27, 2007

By:____/s/ Raha Ramezani_________
Name: Raha Ramezani
Title: Director
Date: February 27, 2007

ISDA Master Agreement signature page – Swap

Execution Copy

(Multicurrency-Cross Border)

Swap Schedule

SCHEDULE
to the
Master Agreement
dated as of February 27, 2007

between

      UBS AG (“Party A”),
a banking corporation organized under the laws of Switzerland
and

WELLS FARGO BANK, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (“Party B”)

Part 1.

Termination Provisions

In this Agreement:

(a)

“Specified Entity” means in relation to Party A for the purpose of:-

Section 5(a)(v),

Not applicable.

Section 5(a)(vi),

Not applicable.

Section 5(a)(vii),

Not applicable.

Section 5(b)(iv),

Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not applicable.

Section 5(a)(vi),

Not applicable.

Section 5(a)(vii),

Not applicable.

Section 5(b)(iv),

Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

The “Failure to Pay or Deliver” provisions of Section 5(a)(i) of this Agreement will apply to Party A and will apply to Party B.

(d)

The “Breach of Agreement” provisions of Section 5(a)(ii) of this Agreement will apply to Party A and will not apply to Party B.

(e)

The “Credit Support Default” provisions of Section 5(a)(iii) of this Agreement will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) of this Agreement will apply to Party B only with respect to the Transfer of any Return Amount required to be made by Party B pursuant to the Credit Support Annex.

(f)

The “Misrepresentation” provisions of Section 5(a)(iv) of this Agreement will not apply to either Party A or Party B.

(g)

The “Default under Specified Transaction” provisions of Section 5(a)(v) of this Agreement will apply to Party A and will not apply to Party B.

(h)

The “Cross Default” provisions of Section 5(a)(vi) of this Agreement, as modified below, will apply to Party A and will not apply to Party B.  Section 5(a)(vi) of this Agreement is hereby amended by the addition of the following at the end thereof:

“provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if, as demonstrated to the reasonable satisfaction of the other party, (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature; (b) funds were available to such party to enable it to make the relevant payment when due; and (c) such relevant payment is made within three Local Business Days following receipt of written notice from an interested party of such failure to pay.”

For purposes of this provision:

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement.

“Threshold Amount” means with respect to Party A, an amount equal to three percent (3%) of the shareholders’ equity (howsoever described) of Party A as shown on the most recent annual audited financial statements of Party A.

(i)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of this Agreement will not apply to either Party A or Party B.

(j)

The “Automatic Early Termination” provisions of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B; provided that, if the Event of Default specified in Section 5(a)(vii) (except for Section 5(a)(vii)(2)) is governed by a system of law that does not permit termination to take place after the occurrence of the relevant Event of Default with respect to a party, then the Automatic Early Termination provision of Section 6(a) will apply to such party.

(k)

The “Bankruptcy” provisions of Section 5(a)(vii) of this Agreement will apply to both Party A and Party B; provided, however, that with respect to Party B the following modifications shall apply: (i) clause (2) shall not apply; (ii) clause (4) shall exclude proceedings or petitions instituted or presented by Party A or any of Party A’s Affiliates; (iii) the words “seeks or” shall be deleted from clause (6); (iv) clauses (7) and (9) shall not apply; and (v) clause (8) shall apply only to the extent that any of the events specified in clauses (1) through (7) are applicable.

(l)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(m)

Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event, Illegality, Tax Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(1)

If no Automatic Early Termination has occurred and, on the Early Termination Date, (x) no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and (y) one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2)

If no Automatic Early Termination has occurred and,  on the Early Termination Date, (x) no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and (y) no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(3)

If an Automatic Early Termination has occurred and, on the Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii)

For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)

At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v)

If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(vi)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(n)

“Termination Currency” means United States Dollars (“USD”).

(o)

Additional Termination Event will apply to Party A and Party B as set forth below:

(i)

Each of the following events shall be an Additional Termination Event for which Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions:

(A) The trust created pursuant to the Pooling and Servicing Agreement (as defined below) is unable to pay, or fails or admits in writing its inability, to pay, on any Distribution Date, any Uncertificated Interest with respect to the Class Group I Certificates, to the extent required pursuant to the terms of the Pooling and Servicing Agreement to be paid to the Group I Certificates on such Distribution Date;

(B)  The Pooling and Servicing Agreement dated as of February 2, 2007 among Mortgage Asset Securitization Transactions, Inc., as depositor, UBS Real Estate Securities, as Transferor, Wells Fargo Bank, N.A., as master servicer, trust administrator, and custodian and U.S. Bank, National Association, as trustee (the “Pooling and Servicing Agreement”) is amended or modified without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld, conditioned or delayed), if such amendment or modification adversely affects, in any material respect, the interests of Party A; and

(C)  An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination with respect to Loan Group I becoming unrescindable in accordance with Article 11 of the Pooling and Servicing Agreement (such notice, the “Optional Termination Notice”).

With respect to such Additional Termination Event:

(i) Party B shall be the sole Affected Party and the swap transaction with Reference Number 37580630 (the “Swap Transaction”) shall be the sole Affected Transaction;

(ii) notwithstanding anything to the contrary in Section 6(b)(iv) of the Agreement or

Section 6(c)(i) of the Agreement, the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of the Swap Transaction;

(iii) Section 2(a)(iii)(2) of the Agreement shall not be applicable to the Swap

Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii) of the Agreement, payments and deliveries under Section 2(a)(i) of the Agreement or Section 2(e) of the Agreement in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date;

(iv) notwithstanding anything to the contrary in Section 6(d)(i) of the Agreement,

(A) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trust Administrator requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Terminator and the Trust Administrator in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (B) if the Trust Administrator provides written notice to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the Agreement (as amended herein) and provide to the Trust Administrator in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) of the Agreement and (y) the Estimated Swap Termination Payment; and

(v) notwithstanding anything to the contrary in Section 6(d)(ii) of the Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

“Estimated Swap Termination Payment” shall mean, with respect to an Early Termination Date, an amount determined by Party A in good faith in a commercially reasonable manner as the maximum payment that could be owed by Party B with respect to such early termination pursuant to Section 6(e) of the Agreement taking into account then current market conditions.

The Trust Administrator shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trust Administrator’s rights specified in Part 1(m)(i)(3) hereof.

(ii)

Each of the following events shall be an Additional Termination Event for which Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions:

(A)

(x) Within 30 Local Business Days after the date on which the Moody's First Trigger Event applies, or (y) within 30 calendar days after the date on which the S&P First Trigger Event applies, Party A fails to comply with or perform any obligation to be complied with or performed under the CSA (including any obligation to Transfer Eligible Collateral thereunder).

(B)

On any Local Business Day that is (1) at least 30 Local Business Days after the occurrence of (x) a Moody’s Second Trigger Event (which is continuing) or that is (2) at least 10 Local Business Days after the occurrence of (y) an S&P Second Trigger Event  (which is continuing),  and in the case of both (x) and (y), a Firm Offer that remains capable of being accepted is either (i) made by an Eligible Replacement that satisfies the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger) to accept transfer of Party A’s obligations hereunder or (ii) made by a guarantor that satisfies the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger) to provide an Eligible Guarantee in respect of Party A’s present and future payment and delivery obligations under this Agreement and the CSA and such a Firm Offer is not accepted by Party A within one (1) Local Business Day of being made.  During any period prior to the acceptance of such offer, Party A will continue to comply with its obligations under the CSA.

(C)

If, upon the occurrence of a Swap Disclosure Event (as defined below in Part 5(aa) of this Schedule) Party A has not, within the lesser of 15 calendar days and 10 Local Business Days (after giving effect to any grace period applicable to the relevant filing) after such Swap Disclosure Event, complied with any of the provisions set forth in Part 5(aa) below.

For the purposes hereof:

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where  (A) either (x)  a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (y) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required and (B) the Rating Agency Condition with respect to S&P is satisfied.

“Eligible Replacement” means an entity satisfying (or whose present and future payment and delivery obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor satisfying) the Moody’s Ratings Requirement (Second Trigger) and S&P Ratings Requirement (First Trigger).  Where the Eligible Replacement will enter into documentation substantively similar to this Agreement, Party A must provide written notice to each Swap Rating Agency of such transfer and such transfer must be in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty.  In all other cases, the Rating Agency Condition must be satisfied with respect to S&P.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance by the offeree.

“Long Term Rating” means the long-term unsecured and unsubordinated debt or counterparty rating assigned to a party by a Swap Rating Agency.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Moody’s First Trigger Event” means no Relevant Entity satisfies the Moody’s Ratings Requirement (First Trigger).

“Moody’s Ratings Requirement (First Trigger)” means, with respect to a party: (x) such party’s Short Term Rating from Moody’s is at least “P-1” and its Long Term Rating from Moody’s is at least “A2”; or (y) if such party does not have a Short Term Rating from Moody’s, its Long Term Rating from  Moody’s is at least “A1.

“Moody’s Ratings Requirement (Second Trigger)” means, (x) with respect to a Relevant Entity, its Short Term Rating from Moody’s is at least “P-2” and its Long Term Rating from Moody’s is at least “A3” or (y)  if such Relevant Entity does not have a Short Term Rating, its Long Term Rating from Moody’s is at least “A3”.

“Moody’s Second Trigger Event” means no Relevant Entity satisfies the Moody’s Ratings Requirement (Second Trigger).

“Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations hereunder.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

“S&P First Trigger Event” means no Relevant Entity satisfies the S&P Ratings Requirement (First Trigger).

“S&P Ratings Requirement (First Trigger)” means: (x) the Relevant Entity’s Short Term Rating from S&P is at least “A-1” or (y) if such Relevant Entity does not have a Short Term Rating from S&P, its Long Term Rating from S&P is at least “A+”.

“S&P Ratings Requirement (Second Trigger)” means the Relevant Entity’s Long Term Rating is at least “BBB-”.

“S&P Second Trigger Event” means that no Relevant Entity’s Long Term Rating satisfies the S&P Ratings Requirement (Second Trigger).

“Second Trigger Collateralization Level” applies at any time a Moody’s Second Trigger Event has occurred and has been continuing for thirty (30) or more Local Business Days.  For the avoidance of doubt, the Second Trigger Collateralization Level shall cease to apply at any time a Relevant Entity satisfies the Moody’s Ratings Requirement (Second Trigger).

“Short Term Rating” means the short-term unsecured and unsubordinated debt rating assigned to a party by a Swap Rating Agency.

“Swap Rating Agency” means each of S&P and Moody’s, to the extent that each such rating agency is then providing a rating for any of the MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass Through Certificates, Series 2007-2 (the “Certificates”) or any notes backed by the Certificates (the “Notes”).

(p)

Second Trigger Event Additional Obligations.  For so long as Party A does not satisfy the Moody’s Ratings Requirement (Second Trigger) or the S&P Ratings Requirement (Second Trigger), Party A shall use commercially reasonable efforts to obtain a Firm Offer to, as soon as is reasonably practicable, either (1) transfer its obligations under this Agreement to an Eligible Replacement that satisfies the Moody’s Ratings Requirement (Second Trigger) and the S&P Ratings Requirement (First Trigger) or (2), to the extent consistent with its then-current internal policies and practices, guaranty its present and future payment and delivery obligations under this Agreement and the CSA through an Eligible Guarantee from a guarantor that satisfies the Moody’s Ratings Requirement (Second Trigger) and the S&P Ratings Requirement (First Trigger).

Part 2.

Tax Representations

(a)

Payer Tax Representations.  For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:  None.

(b)

Payee Representations.

(i)

For the purpose of Section 3(f) of this Agreement, Party A makes the following representations to Party B:  None.

(ii)

For the purpose of Section 3(f) of this Agreement, Party B makes the following representations to Party A:  None

Part 3.

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A

An original properly completed and executed United States Internal Revenue Service Form W-8BEN (or any successor thereto), as appropriate,  with respect to any payments received or to be received by Party A that eliminates U.S. federal withholding and backup withholding Tax on payments to Party A under this Agreement.

(i) Upon execution and delivery of this Agreement, with such form to be updated at the beginning of each succeeding three calendar year period beginning after execution of this Agreement, or as otherwise required under then applicable U.S. Treasury Regulations; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any information on any previously delivered form (or any successor thereto) has become obsolete or incorrect.

Party B

  (i) Upon execution of this Agreement, an original properly completed and executed United States Internal Revenue Service Form W-9 (or any successor thereto) with respect to any payments received or to be received by the initial beneficial owner of payments to Party B under this Agreement, and (ii) thereafter, the appropriate tax certification form (i.e., IRS Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as applicable (or any successor thereto) with respect to any payments received or to be received by the beneficial owner of payments to Party B under this Agreement from time to time.

(i) Prior to the First Floating Rate Payer Payment Date, (ii) promptly upon reasonable demand by Party A, (iii) promptly upon learning that any such form previously provided by Party B has become obsolete or incorrect and (iv) in the case of a tax certification form other than a Form W-9, before December 31 of each third succeeding calendar year.

(b)

Other documents to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)
Party A	Evidence of authority of signatories to this Agreement	Upon execution of this Agreement	Yes
Party B

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Agreement signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder

		Upon execution of this Agreement	Yes
Party A	Any publicly available annual audited financial statements prepared in accordance with generally accepted accounting principles in the country in which Party A is organized

As such statements are made publicly available on Party A’s website (http://www.ubs.com/1/e/

investors/annualreporting.html) or on the U.S. Securities Exchange Commission EDGAR information retrieval system

Yes
Party A	Any publicly available interim unaudited financial statements prepared in accordance with generally accepted accounting principles in the country in which Party A is organized

As such statements are made publicly available on Party A’s website (http://www.ubs.com/1/e/investors/quarterly_reporting.html or on the U.S. Securities Exchange Commission EDGAR information retrieval system

Yes
Party B	A duly executed copy of the Pooling and Servicing Agreement (“PSA”)	Promptly upon being finalized	No
Party B

(1) Monthly statements to certificateholders pursuant to Section 4.04 of the PSA and (2) Notice of any amendment to the PSA pursuant to Section 12.01 that would adversely affect in any material respect the interests of Party A.

		(1) Available monthly via Party B’s website at: www.ctslink.com (2) At the time specified for such notice to parties in the applicable Section of the PSA	No
Party A and Party B	Legal opinions reasonably satisfactory in form and substance to each party	Promptly following execution of this Agreement	No

Part 4.
Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a):-

Address for notices or communications to Party A (for all purposes):-

Address:

UBS AG, Stamford Branch

677 Washington Boulevard

Stamford, CT  06901

Attention:

Legal Affairs

Facsimile No.:

(203) 719-0680

Address for notices or communications to Party B (for all purposes):

Address:

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention:

Client Manager – MARM 2007-2

Tel No.:

410-884-2000

Facsimile No.:

410-715-2380

(b)

Process Agent.  For the purpose of Section 13(c):-

Party A appoints as its Process Agent, Not Applicable

Party B appoints as its Process Agent, Not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:-

Party A is a Multibranch Party and may act through its branches in any of the following territories or countries:  Australia, England and Wales, Hong Kong, Singapore, Switzerland and United States of America.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction; provided, however, that if Party A is the Defaulting Party, Party B shall select a Reference Market Maker to act as Calculation Agent, the cost of which shall be borne by Party A.  All calculations by the Calculation Agent shall be made in good faith and through the exercise of its commercially reasonable judgment.

(f)

Credit Support Document.  Details of any Credit Support Document:-

(i)

The ISDA Credit Support Annex entered into between Party A and Party B and dated as of the date hereof (the “CSA”) shall be a Credit Support Document with respect to Party A and Party B.

(ii)

Any Eligible Guarantee provided by a guarantor in support of Party A’s obligations hereunder shall be a Credit Support Document with respect to Party A.

(g)

Credit Support Provider.

In relation to Party A: Any guarantor providing an Eligible Guarantee in support of Party A’s obligations hereunder.

In relation to Party B: Not applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine (other than NY General Obligations law Sections 5-1401 and 5-1402).

(i)

Jurisdiction.  Section 13(b) of this Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(j)

Netting of Payments.  Subparagraph (ii) of Section 2(c) of this Agreement will apply to the Transactions under this Agreement.

(k)

“Affiliate” will have the meaning specified in Section 14 of this Agreement; provided that with respect to Party B, Party B shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.

Other Provisions.

(a)

WAIVER OF TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION THEREUNDER, AND ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT AND EACH TRANSACTION HEREUNDER.

(b)

Definitions.  This Agreement, each Confirmation, and each Transaction are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. as amended, supplemented, updated, restated, and superseded from time to time (collectively the “Definitions”), and will be governed in all respects by the Definitions.  The Definitions, as so modified are incorporated by reference in, and made part of, this Agreement and each Confirmation as if set forth in full in this Agreement and such Confirmations.  Subject to Section 1(b) of this Agreement, in the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.  Also, subject to Section 1(b) of this Agreement, in the event of any inconsistency between the provisions of any Confirmation and this Agreement, or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.    The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a “Swap Transaction” shall be deemed references to a “Transaction” for purposes of this Agreement, and (ii) references to a “Transaction” in this Agreement shall be deemed references to a “Swap Transaction” for purposes of the Definitions. Each term capitalized but not defined in this Agreement or the Definitions shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(c)

Notices.  For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(d)

Reserved.

(e)

No Setoff.   Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, Party A may, by notice to Party B, require Party B to set off any sum or obligation that Party A owed to Party B against any collateral currently held by Party B that Party A has posted to Party B, and Party B shall effect such set-off promptly, if and to the extent permitted to do so under applicable law.

(f)

Non-Petition.  Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, Party B, the Supplemental Interest Trust Trustee, or the trust created pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, the Cayman Islands or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Notes and the expiration of a period of one year plus one day (or, if longer, the applicable preference period) following such payment.  Pursuant to Section 9(c) of this Agreement, the provisions of this Part 5(f) will survive the termination of this Agreement so long as any amounts due hereunder remain outstanding.

(g)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 of this Agreement (or any definition or provision in Section 14 of this Agreement to the extent it relates to, or is used in or in connection with, such section) is held to be invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 of this Agreement (or any definition or provision in Section 14 of this Agreement to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties. It shall in particular be understood that this severability clause shall not affect the single agreement concept of Section 1(c) of this Agreement.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(h)

Recording of Conversations.  Each Party: (i) consents to the recording of all telephone conversations between trading, operations and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction; (ii) agrees to give notice to such personnel that their calls will be recorded; and (iii) agrees that in any Proceedings, it will not object to the introduction of such recordings in evidence on grounds that consent was not properly given.

(i)

Amendment; Consent. Section 9(b) of the Agreement is amended by adding the following at the end of such Section:

“No amendment, modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied.”

For the purposes of this Agreement, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

(j)

Third Party Beneficiary.  Party B hereby acknowledges and agrees that Party A has been made a third-party beneficiary of the provisions under the Pooling and Servicing Agreement and shall be entitled to rights and benefits (including the priority of payments) according to the terms of the Pooling and Servicing Agreement.

(k)

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by Wells Fargo Bank, N.A. (“Wells Fargo”) not in its individual capacity, but solely as trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (i) Wells Fargo has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (ii) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (iii) nothing herein shall be construed as imposing any liability on Wells Fargo, individually or personally, to perform any covenant either express or implied contained herein, all such liability, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and under no circumstances shall Wells Fargo in its individual capacity be personally liable for any payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation,  representation, warranty or covenant made or undertaken under this Agreement.

(l)

Representations.   Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

(1)

Non Reliance – Evaluation and Understanding.

 (i) It is not relying upon any communications (whether written or oral) from the other party as investment advice or as a recommendation to enter into this Agreement, any Credit Support Document to which it is a party and each Transaction hereunder (other than the representations expressly set forth in this Agreement and in such Credit Support Document), it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction; (ii) it has not received from the other party any assurance or guarantee as to the expected results of any Transaction; (iii)  it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party and (iv) it understands and accepts the terms, conditions and risks of that Transaction.

(2)

Purpose.  It is entering into this Agreement, any Credit Support Document to which it is a party and each Transaction hereunder for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(3)

Status of Parties.  The other party is not acting as agent, fiduciary or advisor for it in respect of any Transaction entered into hereunder.

(4) Eligible Contract Participant. It is an “eligible contract participant” as that term is defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a) as amended by the Commodities Futures Modernization Act of 2000.

(m)

Additional Representations.

(1) Party A Representation.  Party A is entering into this Agreement and each Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(2) Party B Representation.  Party B is entering into this Agreement as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement.

(n)

Non-Recourse Obligations of Party B. Party A acknowledges and agrees that, notwithstanding any other provision herein, the obligations of Party B under this Agreement and any confirmations hereto are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.  In the event that the Supplemental Interest Trust and the proceeds thereof should be insufficient to satisfy all claims outstanding, any claims against or obligations of Party B under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive. Wells Fargo Bank, National Association shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. The provisions of this Part 5(n) shall survive the termination of this Agreement.

(o)

Change of Account. Section 2(b) of this Agreement is hereby amended by adding the following after the word “delivery” in the first line of the existing text: “to another account in the same legal and tax jurisdiction as the original account”.

(p)

 Right to Terminate Following Termination Event. Section 6(b) of this Agreement is hereby amended by inserting the following before the period at the end of the last sentence of the existing text: “; provided, however, that any election by Party A to designate an Early Termination Date arising in respect of a Change in Tax Law shall not be effective if, within 30 days following Party B’s receipt of notice from Party A of Party A’s designation of an Early Termination Date in respect of any event described in Section 5(b)(ii) of this Agreement, Party B notifies Party A that it waives its right to receive additional amounts from Party A under Section 2(d)(i)(4) of this Agreement that would not otherwise be payable but for such Change in Tax Law”.

(q)

Transfer. Section 7 of this Agreement is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii) of this Agreement, in this Section 7 of this Agreement and Part 5 of the Schedule, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement without (1) the prior written consent of the other party and (2) satisfaction of the Rating Agency Condition with respect to S&P. Notwithstanding the immediately foregoing sentence, Party A may transfer this Agreement to another of Party A’s offices or branches (“Transferee”) on five Local Business Days prior written notice to Party B and the Swap Rating Agencies (so long as the Certificates are outstanding); provided that, (i) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (ii) and both Party A and the Transferee are at the time of transfer “dealers in notional principal contracts” within the meaning of United States Treasury Regulation Section 1.1001-4 and (iii) the Rating Agency Condition is satisfied with respect to S&P.

(r)

Confirmations. Each Confirmation supplements, forms part of, and will be read and construed as one with this Agreement.

(s)

Agent for Party B.  Party A acknowledges that Party B has appointed the Supplemental Interest Trust Trustee as its agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(t)

Interpretation. References in this Agreement to the parties hereto, Party A and Party B, shall (for the avoidance of doubt) include, where appropriate, any permitted successors or assigns thereof.

(u)

Gross Up. The third line of Section 2(d)(i) of this Agreement is hereby amended by the insertion before the phrase “of any relevant governmental revenue authority” of the words “, application or official interpretation” and the insertion of the words “(either generally or with respect to a party of the Agreement)” after such phrase.

(v)

Scope of Agreement.  Upon the effectiveness of this Agreement, unless otherwise agreed to in writing by the parties to this Agreement with respect to specific Specified Transactions, all Specified Transactions then outstanding or any future Specified Transactions between Offices of the parties listed in Part 4(d) of this Schedule shall be subject to the terms hereof and each such Specified Transaction shall be a “Transaction” for purposes of this Agreement.

(w)

 Deduction or Withholding for Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(x)

Failure to Deliver Collateral.  Notwithstanding Sections 5(a)(i) and 5(a)(iii) or anything in the CSA to the contrary, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the CSA shall not be an Event of Default unless (A) the Second Trigger Collateralization Level applies, and (B) such failure is not remedied on or before the third (3rd) Local Business Day after notice of such failure is given to Party A.

(y)

Tax Event and Tax Event Upon Merger.

Section 5(b)(ii) will apply, provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

Section 5(b)(iii) will apply, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

Section 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(z)

Swap Rating Agency Notifications.

Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(q) above) unless the Swap Rating Agencies have been given prior written notice of such amendment, designation or transfer.

(aa)

Compliance with Regulation AB

(i)

Party A agrees and acknowledges that Mortgage Asset Securitization Transactions, Inc. (“Depositor”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding Party A, depending on the aggregate “Significance Percentage” of all Transactions under this Agreement, together with any other transactions that fall within the meaning of “derivative contracts” for the purposes of Item 1115 of Regulation AB between Party A and Party B, as calculated from time to time in accordance with the Calculation Methodology (as defined below).

(ii)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, Depositor notifies Party A that the Significance Percentage has reached one of the thresholds for significance of derivative contracts set forth in Item 1115 of Regulation AB (based on a reasonable determination by Depositor, in good faith and using the Calculation Methodology, of such Significance Percentage).

(iii)

Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall provide to Depositor the applicable Swap Financial Disclosure (as defined below).

(iv)

In the alternative to subparagraph (iii) above, upon the occurrence of a Swap Disclosure Event or at any time after complying with subparagraph (iii) above, Party A may, at its option and at its own expense,  (a) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the S&P Ratings Requirement (First Trigger) and Moody’s Ratings Requirement (Second Trigger) (and which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (b) obtain a guaranty of the Party A’s obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by reference to or incorporation by reference from reports filed pursuant to the Exchange Act.

(v)

Party A agrees that, in the event that Party A provides Swap Financial Disclosure to Depositor  in accordance with paragraph (iii) above or causes its affiliate to provide Swap Financial Disclosure to Depositor in accordance with paragraph (iv)(b) above, it will indemnify and hold harmless Depositor, its respective directors or officers and any person controlling Depositor, from and against any and all losses, claims, damages and liabilities (any “Damage”) caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however that the foregoing shall not apply to any Damage caused by the negligence or any willful action of Depositor or any other party (other than Party A or any of its affiliates or any of their respective agents), including without limitation any failure to calculate the Significance Percentage according to the terms of this Agreement or to make any filing as and when required under Regulation AB.

(vi)

Depositor shall be an express third party beneficiary of this Agreement as if it were a party hereto to the extent of Depositor’s rights explicitly specified herein.

(vii)

In the event that Party A provides the information referred to above, such information shall be provided on the date that is the later of (i) five (5) Business Days after the Swap Disclosure Event or (ii) five (5) Business Days after the relevant Distribution Date for which the Trust Administrator will be required to file a Form 10-D.

For the purposes hereof:

“Calculation Methodology” means such method for determining maximum probable exposure of a derivative contract as mutually agreed to by Depositor and Party A.

“Swap Financial Disclosure” means the financial information specified in Item 1115 of Regulation AB relating to the applicable Significance Percentage.

 (bb)

Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii) of this Agreement, to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) of this Agreement from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) of this Agreement, and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) of this Agreement is a Distribution Date, such payment will be payable on such Distribution Date.

[signatures follow]

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

UBS AG	WELLS FARGO BANK, N.A. ,
not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
By:____/s/ Stephen A. Thacher_________	By:____/s/ Graham M. Oglesby_________
Name: Stephen A. Thacher	Name: Graham M. Oglesby
Title: Director and Counsel	Title: Assistant Vice President
By:____/s/ Raha Ramezani_________
Name: Raha Ramezani
Title: Director

Execution Copy (Swap)

ISDA®

CREDIT SUPPORT ANNEX

to the Schedule to the

ISDA Master Agreement

dated as of  February 27, 2007 between

UBS AG (hereinafter referred to as “Party A” or “Pledgor”)

and

Wells Fargo Bank, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (hereinafter referred to as “Party B” or “Secured Party”).

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated as of February 27, 2007 between Party A and Party B, Reference Number 37580630.

Paragraph 13.  Elections and Variables.

(a)  Security Interest for “Obligations”.  The term “Obligations” as used in this Annex includes the following additional obligations:

With respect to Party A: not applicable.

With respect to Party B: not applicable.

(b)  Credit Support Obligations.

(i)  Delivery Amount, Return Amount and Credit Support Amount.

(A)  “Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:

The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of

(1)   the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

(2)   the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(3)   the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

(B)  “Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:

The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of

(1)   the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

(2)   the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and

(3)   the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.

(C)  “Credit Support Amount” shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, in each case  for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)  Eligible Collateral.

On any date, the following items will qualify as “Eligible Collateral”:

Collateral	S&P Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
(A) Cash in the form of USD	100%	100%	100%
(B) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.5%	100%	100%
(C) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	89.9%	100%	94%
(D) Fixed-rate negotiable USD denominated debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	83.9%	100%	87%

(iii)  Other Eligible Support.

The following items will qualify as “Other Eligible Support” for the party specified:

Not applicable.

(iv)  Threshold.

(A)  “Independent Amount” means zero with respect to Party A and Party B.

(B)  “Threshold” means, with respect to Party A and any Valuation Date, zero if (i) a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed, or (ii) an S&P Second Trigger Event has occurred and is continuing; otherwise, infinity.

“Threshold” means, with respect to Party B and any Valuation Date, infinity.

(C)  “Minimum Transfer Amount” means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance and note principal balance of Certificates and Notes rated by S&P ceases to be more than USD 50,000,000, the “Minimum Transfer Amount” shall be USD 50,000.

(D)  Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)  Valuation and Timing.

(i)  “Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.  All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)  “Valuation Date” means each Local Business Dayon which any of the S&P Credit Support Amount, the Moody’s First Trigger Credit Support Amount or the Moody’s Second Trigger Credit Support Amount is greater than zero.

(iii)  “Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)  “Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

(v)  External Verification.  Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall (A) calculate the Secured Party’s Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party’s Exposure shall be based on the higher of the two external marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period.  The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B.  The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party’s Exposure based on the greater of the Valuation Agent’s internal marks and the external marks received.  If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)  Notice to S&P.  At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d)  Conditions Precedent and Secured Party’s Rights and Remedies.  The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):  With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)  Substitution.

(i)  “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)  Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)  Dispute Resolution.

(i)  “Resolution Time” means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)  Value.  Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)  Alternative.  The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

(i)  Eligibility to Hold Posted Collateral; Custodians.  Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

Party B may appoint as Custodian (A) the entity then serving as Supplemental Interest Trust Trustee or (B) any entity other than the entity then serving as Supplemental Interest Trust Trustee if such other entity (or, to the extent applicable, its parent company or credit support provider) shall then have a short-term unsecured and unsubordinated debt rating from S&P of at least “A-1.”

Initially, the Custodian for Party B is: Wells Fargo Bank, N.A.

(ii)  Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

Initially, the Custodian for Party B is: Wells Fargo Bank, N.A.

(iii)  Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)  Distributions and Interest Amount.

(i)  Interest Rate.  The “Interest Rate” will be the interest rate per annum equal to the overnight Federal Funds Rate (as reported in Federal Reserve Publication H.15-519) for each day Posted Collateral in the form of Cash is held by Party B’s Custodian according to Paragraph 13(l) of this Annex.

(ii)  Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds as interest in respect of Posted Collateral in the form of Cash and such funds are available to Party B.

(iii)  Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)  Additional Representation(s).  There are no additional representations by either party.

(j)  Other Eligible Support and Other Posted Support.

(i)  “Value” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)  “Transfer” with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)  Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

If to Party A:

UBS AG, Stamford Branch / Collateral Management/ 677 Washington Boulevard, Stamford, CT  06901 / Attention: Margin Specialist / Telephone 203-719-6116 / DL-Coll-STM@otc.ubs.com

If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

If to Party B’s Custodian:  Same address as if to Party B pursuant to the Notices Section of this Agreement.

(l)  Address for Transfers.  Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

Party A account details  – To be provided.

Party B account details:

Wells Fargo Bank, N.A. / San Francisco, CA / ABA# 121-000-248 / Acct # 3970771416 / For Credit to: Corporate Trust Clearing / FFC: Swap Posted Collateral Account, Account # 50992304.

(m)  Other Provisions.

(i)  Collateral Account.  Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account.

(ii)  Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)  Calculation of Value.  Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, Moody’s Second Trigger Value”.  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5 (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Paragraph 5(i) (flush language) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.  Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value, as may be”.  Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value”.  Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value, Moody’s First Trigger Value, and Moody’s Second Trigger Value”.

(iv)  Form of Annex.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)  Events of Default.  Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B’s obligations under Paragraph 3(b) of the Credit Support Annex.  Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Moody’s Second Trigger Event or an S&P Second Trigger Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(vi)  Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)  Withholding.  Paragraph 6(d)(ii) is hereby amended by inserting immediately after “the Interest Amount” in the fourth line thereof  the words “less any applicable withholding taxes.”

(viii)  Notice of Failure to Post Collateral.  Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to Depositor.  For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(ix)  Additional Definitions.  As used in this Annex:

“Approved Ratings Threshold” means each of the Moody’s Ratings Requirement (First Trigger) and S&P Ratings Requirement (First Trigger).

“Collateral Event” means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

“DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner.  The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)” shall be inserted.

 “Local Business Day” means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

“Moody’s First Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)  (A)  for any Valuation Date on which (I) a Moody’s First Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

the greater of (a) zero and (b) the sum of (i) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (ii) the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier [,insert Scale Factor, if any,] and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

 or

(B)  for any other Valuation Date, zero, over

(II)  the Threshold for Party A such Valuation Date.

“Moody’s First Trigger DV01 Multiplier” means 15.

“Moody’s First Trigger Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means 2%.

“Moody’s Second Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)  (A)  for any Valuation Date on which it is the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

(1)  if such Transaction is not a Transaction-Specific Hedge,

the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of (x) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier [, insert Scale Factor, if any,] and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

or

(2)  if such Transaction is a Transaction-Specific Hedge,

the greatest of (a) zero, (b) the amount of the next payment due to be paid by Party A under such Transaction, and (c) the sum of (x) the Secured Party’s Transaction Exposure for such Transaction and such Valuation Date and (y) the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;

or

(B)  for any other Valuation Date, zero, over

(II)  the Threshold for Party A for such Valuation Date.

“Moody’s Second Trigger DV01 Multiplier” means, 50.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 65.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 10%.

“Moody’s Second Trigger Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means  8%.

 “Pricing Sources” means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I)  (A)   for any Valuation Date on which (i) an S&P First Trigger Event has occurred and been continuing for at least 30 days, or (ii) a S&P Second Trigger Event has occurred and is continuing, an amount equal to the sum, for each Transaction to which this Annex relates, of the sum of (1) 100.0% of the Secured Party’s Transaction Exposure for such Valuation Date and (2) the product of the Volatility Buffer for such Transaction [,insert Scale Factor, if any] and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

(B)  for any other Valuation Date, zero, over

(II)  the Threshold for Party A for such Valuation Date.

“S&P First Trigger Event” means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Ratings Requirement (First Trigger).

“S&P Value” means, on any date and with respect to (i) any Eligible Collateral in the form of Cash, the amount thereof and (ii) any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

“Swap Provider Trigger Event” means: (A) an Event of Default with respect to which Party A is a Defaulting Party, (B) a Termination Event with respect to which Party A is the sole Affected Party or (C) an Additional Termination Event with respect to which Party A is the sole Affected Party.

“Transaction Exposure” means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Valuation Percentage” shall mean, for purposes of determining the S&P Value, Moody’s First Trigger Value, or Moody’s Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody’s First Trigger Valuation Percentage, or Moody’s Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

“Value” shall mean, in respect of any date, the related S&P Value, the related Moody’s First Trigger Value, and the related Moody’s Second Trigger Value.

“Volatility Buffer” means, for any Transaction, the related percentage set forth in the following table.

The higher of the S&P credit rating of (i) Party A and (ii) the Credit Support Provider of Party A, if applicable	Remaining Weighted Average Maturity up to 3 years	Remaining Weighted Average Maturity up to 5 years	Remaining Weighted Average Maturity up to 10 years	Remaining Weighted Average Maturity up to 30 years
At least “A-2”	2.75%	3.25%	4.00%	4.75%
“A-3”	3.25%	4.00%	5.00%	6.25%
“BB+” or lower	3.50%	4.50%	6.75%	7.50%

IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

UBS AG	Wells Fargo Bank, N.A.,
not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2
By:____/s/ Stephen A. Thacher_________	By:____/s/ Graham M. Oglesby_________
Name: Stephen A. Thacher	Name: Graham M. Oglesby
Title: Director and Counsel	Title: Assistant Vice President
By:____/s/ Raha Ramezani_________
Name: Raha Ramezani
Title: Director

ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction (the “Old Transaction”) having Reference Number 37572188, as reflected in the confirmation attached hereto as Attachment 1, with UBS Real Estate Securities, Inc. (“UBS Real Estate”).

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 27 February 2007, unto Mortgage Asset Securitization Transactions Inc. (“MASTR”), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor.  UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 27 February 2007, unto Wells Fargo Bank, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (the “Trust”), without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned, transferred, and referenced by UBS AG as a new transaction having Reference Number 37580630, the terms of which shall be as specified in the confirmation, attached hereto as Attachment 1, the “New Transaction”) and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor.  UBS AG hereby consents to the assignment of the New Transaction to the Trust as herein provided, with the understanding that the provisions labeled “Additional Provisions” in the confirmation relating to the New Transaction shall become effective upon the assignment to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG

By:	/s/ Christopher Dingle	By:	/s/ Jonathan McTernan
Name:	Christopher Dingle	Name:	Jonathan McTernan
Title:	Associate Director	Title:	Associate Director

UBS REAL ESTATE SECURITIES, INC.

By:  _____/s/ Agnes Teng_______________

By: _____/s/ Sameer Tikoo_______________

Name:          Agnes Teng

Name:

Sameer Tikoo

Title:            Associate Director

Title:

Associate Director

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC.	Wells Fargo Bank, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

By: _____/s/ Agnes Teng_______________

By: _____/s/ Graham M. Oglesby_______________

Name:          Agnes Teng

Name:        Graham M. Oglesby

Title:            Associate Director

Title:          Assistant Vice President

By: _____/s/ Sameer Tikoo_______________

Name:       Sameer Tikoo

Title:         Associate Director

Date:

27 February 2007

To:

Wells Fargo Bank, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 (“Counterparty”)

Attention:

Client Manager – MARM 2007-2

Fax No.:

410-715-2380

From:

UBS AG, London Branch (“UBS AG”)

Subject:

Interest Rate Swap Transaction

UBS AG Ref:	37580630

Dear Sirs,

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	27 February 2007

Effective Date:	28 February 2007

Termination Date:	25 February 2012, subject to adjustment in accordance with the Following Business Day Convention.

Calculation Agent:	UBS AG, unless otherwise stated in the Schedule to the Master Agreement.

Business Days:	New York

Notional Amount:	Initially USD 3,760,329.8391, amortizing as per Amortizing Schedule below

Broker:	None

Fixed Amounts

Fixed Rate Payer: Fixed Amount:	Counterparty To be determined in accordance with the following formula: 250 * Fixed Rate * Notional Amount * Fixed Rate Day Count Fraction

Fixed Rate:	5.164 percent per annum

Fixed Rate Day Count Fraction:	30/360

Fixed Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 March 2007, up to and including the Termination Date, subject to no adjustment

Fixed Rate Payer Payment Dates:	Early Payment shall be applicable. The Fixed Rate Payer Payment Dates shall be one Business Day prior to each Floating Rate Payer Period End Date.
Business Day Convention:	Following

Floating Amounts

Floating Rate Payer: Floating Amount:	UBS AG To be determined in accordance with the following formula: 250 * Floating Rate Option * Notional Amount * Floating Rate Day Count Fraction

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month, with exception to the initial period which shall be interpolated

Floating Rate Day Count Fraction:	Actual/360

Spread:	None

Floating Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 March 2007, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one Business Day prior to each Floating Rate Payer Period End Date.

Business Day Convention:	Following

Reset Dates:	First day of each Calculation Period

Compounding:	Inapplicable

Amortizing Schedule

Period from and including:	Period up to but excluding:	Notional Amount (USD)
Effective Date	25-Mar-07	3,760,329.8391
25-Mar-07	25-Apr-07	3,612,688.3024
25-Apr-07	25-May-07	3,467,354.1387
25-May-07	25-Jun-07	3,326,640.1896
25-Jun-07	25-Jul-07	3,188,865.1293
25-Jul-07	25-Aug-07	3,055,171.2468
25-Aug-07	25-Sep-07	2,925,003.5178
25-Sep-07	25-Oct-07	2,798,375.5878
25-Oct-07	25-Nov-07	2,675,295.0905
25-Nov-07	25-Dec-07	2,555,763.8027
25-Dec-07	25-Jan-08	2,439,777.8108
25-Jan-08	25-Feb-08	2,327,327.6875
25-Feb-08	25-Mar-08	2,218,398.6785
25-Mar-08	25-Apr-08	2,112,970.8981
25-Apr-08	25-May-08	2,011,019.5329
25-May-08	25-Jun-08	1,912,515.0527
25-Jun-08	25-Jul-08	1,817,423.4284
25-Jul-08	25-Aug-08	1,725,706.3548
25-Aug-08	25-Sep-08	1,637,321.4787
25-Sep-08	25-Oct-08	1,552,222.6305
25-Oct-08	25-Nov-08	1,470,360.0593
25-Nov-08	25-Dec-08	1,391,680.6696
25-Dec-08	25-Jan-09	1,316,128.2603
25-Jan-09	25-Feb-09	1,243,643.7631
25-Feb-09	25-Mar-09	1,174,165.4819
25-Mar-09	25-Apr-09	1,107,394.4674
25-Apr-09	25-May-09	1,043,749.6550
25-May-09	25-Jun-09	982,911.7520
25-Jun-09	25-Jul-09	924,810.9372
25-Jul-09	25-Aug-09	869,375.9259
25-Aug-09	25-Sep-09	816,534.1921
25-Sep-09	25-Oct-09	766,212.1863
25-Oct-09	25-Nov-09	717,765.2154
25-Nov-09	25-Dec-09	668,406.1060
25-Dec-09	25-Jan-10	619,889.1274
25-Jan-10	25-Feb-10	561,137.5124
25-Feb-10	25-Mar-10	524,112.9550
25-Mar-10	25-Apr-10	489,058.9541
25-Apr-10	25-May-10	455,903.9485
25-May-10	25-Jun-10	424,576.8257
25-Jun-10	25-Jul-10	394,999.5061
25-Jul-10	25-Aug-10	367,111.8876
25-Aug-10	25-Sep-10	340,844.5937
25-Sep-10	25-Oct-10	316,129.3102
25-Oct-10	25-Nov-10	292,895.0040
25-Nov-10	25-Dec-10	271,084.1866
25-Dec-10	25-Jan-11	250,627.7310
25-Jan-11	25-Feb-11	231,462.4608
25-Feb-11	25-Mar-11	213,526.6821
25-Mar-11	25-Apr-11	196,762.0287
25-Apr-11	25-May-11	181,107.7250
25-May-11	25-Jun-11	166,500.4906
25-Jun-11	25-Jul-11	152,893.4564
25-Jul-11	25-Aug-11	139,900.9589
25-Aug-11	25-Sep-11	127,862.0095
25-Sep-11	25-Oct-11	116,558.9100
25-Oct-11	25-Nov-11	106,121.4115
25-Nov-11	25-Dec-11	95,502.3105
25-Dec-11	25-Jan-12	79,783.7567
25-Jan-12	Termination Date	45,021.6657

With respect to the Floating Rate Payer Calculation Periods, the dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Following Business Day Convention.  With respect to the Fixed Rate Payer Calculation Periods, the dates in the above schedule will be subject to No Adjustment.

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance.  Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding.  Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS AG, London Branch and where the context so allows, include references to any affiliate of UBS AG, London Branch

Account Details
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

Offices

(a)

The office of UBS AG for the Swap Transaction is London; and

(b)

The office of the Counterparty for the Swap Transaction is New York.

Contact Names at UBS AG

Payment Inquiries	Elisa Doctor	Email: DL-USOTCRATES-SETTS@ubs.com
Pre Value Payments:	Pre Value Payment Investigations:	203.719-1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3733
ISDA Documentation:	Legal	203.719.4747

Swift:	UBSWGB2L
Fax:	(44) 20 7567 2685/2990
Address:	UBS AG
100 Liverpool Street London EC2M 2RH

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attn: Client Manager - MARM 2007-2

(p) 410-884-2000

(f) 410-715-2380

Payments to Counterparty:

Wells Fargo Bank, NA

San Francisco, CA

ABA #: 121-000-248

For Credit to: Corporate Trust Clearing

Acct #: 3970771416

Acct Name: SAS Clearing

For Further Credit: Account # 50992301, MARM 2007 - 2 Swap Account

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:	/s/ Christopher Dingle	By:	/s/ Jonathan McTernan
Name:	Christopher Dingle	Name:	Jonathan McTernan
Title:	Associate Director	Title:	Associate Director

Acknowledged and agreed by Wells Fargo Bank, N.A., not individually, but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2 as of the Trade Date specified above:

By: /s/ Graham M. Oglesby

Name :	Graham M. Oglesby
Title :	Assistant Vice President

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited